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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                JANUARY 2, 1995
                Date of Report (Date of earliest event reported)
                            FIRST UNION CORPORATION
             (Exact name of registrant as specified in its charter)
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
          NORTH CAROLINA                      1-10000                  56-0898180
   (State or other jurisdiction             (Commission             (I.R.S. Employer
        of incorporation)                   File Number)          Identification No.)
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
         ONE FIRST UNION CENTER
              CHARLOTTE, NC                  28288-0013
(Address of principal executive offices)     (Zip Code)
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                                 (704) 374-6565
              (Registrant's telephone number, including area code)
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS
     Attached hereto as Exhibit (99) is certain pro forma financial information relating to certain completed and pending acquisitions by First Union
Corporation and its subsidiaries.
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST UNION CORPORATION

Date: January 13, 1995

                                         Kent S. Hathaway
                                         SENIOR VICE PRESIDENT
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                                 EXHIBIT INDEX
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 NO.                                                      DESCRIPTION
(99)   Pro forma financial information.
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